UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 7, 2019

GUARDANT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-576280	45-4139254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Penobscot Dr.
Redwood City, California 94063
(Address of principal executive offices) (Zip Code)
855-698-8887
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
Beginning on January 7, 2019, representatives of Guardant Health, Inc. (the “Company”) intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K. A copy of certain of the presentation slides containing such information that may be disclosed by the Company is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
The information included under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On January 7, 2019, the Company announced that its LUNAR assay, a new blood-based assay intended to detect early-stage cancer and recurrence of disease, is now available for research use by biopharmaceutical and academic researchers.
The assay was developed under the Company’s LUNAR program for early-stage detection and recurrence monitoring. It is based on biological insights from more than 80,000 cancer patients tested with Guardant360, the Company’s comprehensive liquid biopsy test, as well as learnings from whole-genome sequencing liquid biopsy data.
Multiple top-tier academic research networks and biopharmaceutical companies will utilize the LUNAR assay in studies involving adjuvant therapy decision-making, recurrence monitoring, and screening for early-stage cancer. The Company expects the clinical version of the test for use in prospective studies to launch in the second half of 2019.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, such as statements about the expected timing for a clinical launch of the LUNAR assay. Such statements reflect the Company’s current expectations, forecasts and assumptions. Actual results may vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown to the Company as of the date hereof, such as those discussed in the Company’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in its Quarterly Report for the period ended September 30, 2018 and in its subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release. The Company disclaims any obligation to update any forward-looking statements, except as required by law.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation of Guardant Health, Inc., dated January 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDANT HEALTH, INC.

Date: January 7, 2019
	By:	/s/ Helmy Eltoukhy
Helmy Eltoukhy
Chief Executive Officer